UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2018

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 18, 2018, beginning at approximately 2:30 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2019 (the fiscal quarter ended November 30, 2018).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share, excluding restructuring charges and quarterly earnings per share, excluding restructuring and impairment charges. Each of these represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share, excluding restructuring charges and earnings per share, excluding restructuring and impairment charges, are calculated by adding impairment of goodwill and long-lived assets (if applicable) and restructuring and other expense (income), net (each after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measures of diluted earnings per share, excluding restructuring charges, and diluted earnings per share, excluding restricting and impairment charges for the fiscal quarters ended November 30, 2018 and 2017, as mentioned in the conference call, is outlined below:

	Three Months Ended November 30, 2018
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$35,864	$48,911	$11,119	$34,002	$0.57
Restructuring and other expense	402	402	(98)	304	0.01
Non-GAAP	$36,266	$49,313	$11,217	$34,306	$0.58

	Three Months Ended November 30, 2017
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$52,059	$59,787	$18,165	$39,403	$0.62
Impairment of goodwill and long-lived assets	8,289	8,289	(3,025)	5,264	0.08
Restructuring and other expense (income), net	(9,694)	(9,694)	3,486	(6,208)	(0.09)
Non-GAAP	$50,654	$58,382	$17,704	$38,459	$0.61

In the conference call, management referred to operating income/operating loss excluding restructuring charges for the Registrant’s Steel Processing, Pressure Cylinders and Engineered Cabs operating segments.  Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring charges is calculated by adding impairment of goodwill and long-lived assets (if applicable) and restructuring and other expense (income), net to operating income/operating loss.  The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring charges for the fiscal quarters ended November 30, 2018 and 2017, as mentioned in the conference call, is outlined below for the Registrant’s Steel Processing, Pressure Cylinders and Engineered Cabs operating segments:

	Three Months Ended November 30, 2018
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$25,016	$14,758	$(3,371)	$(539)	$35,864
Restructuring and other expense	-	402	-	-	402
Non-GAAP	$25,016	$15,160	$(3,371)	$(539)	$36,266

	Three Months Ended November 30, 2017
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$41,130	$24,675	$(1,587)	$(12,159)	$52,059
Impairment of goodwill and long-lived assets	-	964	-	7,325	8,289
Restructuring and other expense (income), net	(10,335)	488	(82)	235	(9,694)
Non-GAAP	$30,795	$26,127	$(1,669)	$(4,599)	$50,654

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets, restructuring and other expense (income), net and other non-recurring income, net (each pre-tax) to EBITDA.  The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended November 30, 2018 as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2019	2019	2018	2018

Net earnings attributable to controlling interest	$34,002	$54,942	$30,769	$79,088
Impairment of goodwill and long-lived assets (pre-tax)	-	2,381	52,919	-
Restructuring and other expense (income), net (pre-tax)	402	(936)	(28)	(3)
Other non-recurring income, net (pre-tax)	-	-	-	(1,831)
Interest expense	9,472	9,728	10,055	9,775
Income tax expense (benefit)	11,119	14,498	1,096	(24,039)
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$54,995	$80,613	$94,811	$62,990
Depreciation and amortization	23,525	24,493	26,373	25,338
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$78,520	$105,106	$121,184	$88,328

Trailing Twelve Months Adjusted EBITDA [1]	$393,138

[1] Excludes the impact of the noncontrolling interest.

Item 8.01.  Other Events.

On December 18, 2018, the Registrant issued a news release (the “Dividend Release”) reporting that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.23 per share in respect of the Registrant’s common shares.  The dividend was declared on December 18, 2018 and is payable on March 29, 2019 to shareholders of the Registrant of record at the close of business on March 15, 2019.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2019 (Fiscal Quarter ended November 30, 2018), held on December 18, 2018.
99.2	News Release issued by Worthington Industries, Inc. on December 18, 2018 reporting declaration of quarterly cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: December 21, 2018	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary